EXHIBIT 10.23.3

OLD DOMINION FREIGHT LINE, INC.
2016 STOCK INCENTIVE PLAN

Restricted Stock Unit Agreement
(Performance-Based)
(Employees)

THIS AGREEMENT (together with Schedule A attached hereto, the “Agreement”), effective as of the date specified as the “Grant Date” on Schedule A attached hereto, is between OLD DOMINION FREIGHT LINE, INC., a Virginia corporation (the “Company”), and the individual identified on Schedule A attached hereto, an Employee of the Company or an Affiliate (the “Participant”).

RECITALS:

In furtherance of the purposes of the Old Dominion Freight Line, Inc. 2016 Stock Incentive Plan, as it may be hereafter amended (the “Plan”), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant, intending to be legally bound, hereby agree as follows:

1.Incorporation of Plan. The rights and duties of the Company and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which is delivered herewith or has been previously made available to the Participant and the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of the Plan shall govern, unless the Administrator determines otherwise. The terms of this Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if this Agreement provides that the Agreement terms apply notwithstanding the provisions to the contrary in the Plan. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

2.Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this Section 2:

(a)The “Participant” is the individual identified on Schedule A.

(b)The “Grant Date” is the grant date specified on Schedule A.

(c)The “Performance Period” is the performance period specified on Schedule A.

(d)The “Performance Metric” is as defined on Schedule A.

(e)The “Vesting Date” or “Vesting Dates” is/are as defined on Schedule A.

(f)The number of shares of Common Stock that may be issued pursuant to the Restricted Stock Unit granted under this Agreement shall be such number of shares (the “Shares”) as is determined on Schedule A.

3.Grant of Restricted Stock Unit Award. Subject to the terms of this Agreement and the Plan, the Company hereby grants the Participant, as a matter of separate inducement and agreement in connection with his or her employment with the Company, and not in lieu of any salary or other compensation for his or her services, a Restricted Stock Unit Award (the “Award”) for up to the maximum number of Shares as is set forth in Section 3 of Schedule A. The Participant expressly acknowledges that the terms of Schedule A shall be incorporated herein by reference and shall constitute part of this Agreement. The Company and the Participant further acknowledge and agree that the signatures of the Company and the Participant on the Grant Notice contained in Schedule A shall constitute their acceptance of the terms of the Plan and this Agreement and their agreement to be bound by the terms of the Plan and this Agreement.

4.Vesting and Earning of Award.

(a)Subject to the terms of the Plan and this Agreement, the Award shall be deemed vested and earned upon such date or dates, and subject to such conditions, as are described in this Agreement, including but not limited to the terms of Schedule A attached hereto.  The actual number of Shares, if any, that may be earned pursuant to the Award will be determined by the Administrator following the end of the Performance Period based on attainment of the Performance Metric, as set forth on Schedule A attached hereto; provided, however, that (except as otherwise provided in Section 5(b) and Section 6) the Award shall not vest, in whole or in part, and the Participant shall not be entitled to any Shares, unless the Participant remains employed from the Grant Date until each Vesting Date. Without limiting the effect of the foregoing, the Shares subject to the Award may vest in installments over a period of time, if so provided in Schedule A. The Participant expressly acknowledges that the Award shall vest only upon such terms and conditions as are provided in this Agreement (including but not limited to Schedule A) and otherwise in accordance with the terms of the Plan.

(b)Subject to the terms of the Plan, the Administrator has sole authority to determine whether and to what degree the Award has vested and been earned and is payable and to interpret the terms and conditions of the Award.

5.Effect of Termination of Employment; Forfeiture of Award.

(a)Except as may be otherwise provided in this Section 5 or Section 6, in the event that the employment of the Participant is terminated for any reason (whether by the Company or an Affiliate or the Participant, and whether voluntary or involuntary or with or without Cause) and all or part of the Award has not been earned and vested as of the Participant’s Termination Date pursuant to the terms of this Agreement, then the Award, to the extent not earned and vested as of the Participant’s Termination Date, shall be forfeited immediately upon such termination, and the Participant shall have no further rights with respect to the Award or the Shares underlying that portion of the Award that has not yet been earned and vested. The Participant expressly acknowledges and agrees that the termination of his or her employment shall (except as may otherwise be provided in this Agreement or the Plan) result in forfeiture of the Award and the Shares to the extent the Award has not been earned and vested as of his or her Termination Date.

(b)Notwithstanding the provisions of Section 5(a), in the event that the Participant’s employment with the Company or an Affiliate is terminated due to death or Disability, then the Award shall, to the extent not then vested or previously forfeited or cancelled, become vested based on the extent earned after completion of the Performance Period and the Shares earned and vested pursuant to the Award shall be distributed as provided in Section 7.

The Administrator shall have sole discretion to determine the basis for the Participant’s termination of employment, including whether such termination is due to Disability.

6.Effect of Change of Control. Notwithstanding the provisions of Section 5, in the event of a Change of Control, the Award shall, to the extent not then vested or previously forfeited or cancelled, become earned and vested as follows (and the Shares shall be distributed as provided in Section 7):

(a)To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for the Award (or in the event the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator), any restrictions, including but not limited to the restriction period, the performance period and/or performance metrics or criteria applicable to the Award, shall be deemed to have been met and the Award shall be deemed earned and vested at the greater of actual performance or target performance.

(b)Further, in the event that the Award is substituted, assumed or continued as provided in Section 6(a) herein, any restrictions, including but not limited to the restriction period, the performance period and/or performance metrics or criteria applicable to the Award, shall be deemed to have been met, and the Award shall be deemed earned and vested at the greater of actual performance or target performance, if the Participant’s employment is terminated by the Company or an Affiliate (or any successor thereto) not for Cause or by the Participant for Good Reason within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or one year (or such other period after a Change of Control as may be stated in a Participant’s employment, change in control or other similar agreement, plan or policy, if applicable) after the effective date of a Change of Control (in which case vesting shall occur as of the Participant’s Termination Date). The Administrator shall have sole discretion to determine the basis for the Participant’s termination of employment, including whether such termination is for Good Reason.

7.Settlement of Award. The Award, if earned in accordance with the terms of this Agreement, shall be payable in whole shares of Common Stock.  The total number of Shares that may be acquired upon earning of the Award (or portion thereof) shall be rounded down to the nearest whole share.  A certificate or certificates for the Shares subject to the Award or portion thereof shall be issued in the name of the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) within 70 days following the date the Award or portion thereof has been earned and vested in accordance with the terms of this Agreement; provided that the following shall apply: (i) in the event the Award is earned following completion of the Performance Period as described in Section 4 and Schedule A, herein, the portion of the Shares that have vested shall be distributable no later than 70 days following the applicable Vesting Dates; (ii) in the event that the Award is earned due to death or Disability as described in Section 5(b) herein, the Shares shall be distributable no later than 70 days following the first Vesting Date that occurs after the Participant’s Termination Date; and (iii) in the event that the Award is earned pursuant to Section 6 herein, the Shares shall be distributable no later than 70 days following the occurrence of the Change of Control (as defined for these purposes under Code Section 409A) in the case of payment pursuant to Section 6(a) or Section 6(b) (if the payment event is a Change in Control) or within 70 days of the Participant’s Termination Date if the payment event pursuant to Section 6(b) is the Participant’s termination of employment or service.  If the 70-day period described herein begins in one calendar year and ends in another, the Participant (or his or her beneficiary) shall not have the right to designate the calendar year of the distribution (except as otherwise provided below with respect to a delay in distribution if the Participant is a “specified employee”).  Notwithstanding the foregoing, if the Participant is or may be a “specified employee” (as defined under Code Section 409A), and the distribution is considered deferred compensation under Code Section 409A, then such distribution if made due to separation from service shall be subject to delay if and to the extent provided in Section 21 of the Plan (or any successor provision thereto).

8.No Right of Employment; Forfeiture of Award; No Right to Future Awards. Neither the Plan, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ of the Company or an Affiliate or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment at any time. Except as otherwise provided in the Plan or this Agreement, all rights of the Participant with respect to the unvested portion of the Award shall terminate upon termination of the Participant’s employment with the Company or an Affiliate. The grant of the Award does not create any obligation to grant further awards.

9.Nontransferability of Award and Shares. The Award shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession. The designation of a beneficiary in accordance with the Plan does not constitute a transfer. The Participant shall not sell, transfer, assign, pledge or otherwise encumber the Shares subject to the Award until the Shares have been earned and all conditions to vesting and transfer have been met.

10.Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Company with respect to the grant of the Award, any other equity-based awards or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, nonsolicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Company, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns.

11.Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

12.Amendment; Waiver. Any amendment or modification to this Agreement shall be made in accordance with the terms of the Plan. Without limiting the effect of the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A and federal securities laws). The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

13.Rights as Shareholder. The Participant shall not be deemed to be the holder of any of the Shares subject to the Award and shall not have any rights of a shareholder unless and until (and then only to the extent that) the Award has been earned and vested and certificates for such Shares have been issued and delivered to him or her (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall have been provided).

14.Withholding; Tax Matters.

(a)The Participant acknowledges that the Company shall require the Participant to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Award and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to require or permit the Participant to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligation relating to the Award, by delivery to the Company of shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or by the Company withholding shares of Common Stock from the Shares to which the Participant is otherwise entitled. The number of Shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Administrator.

(b)The Participant acknowledges that he or she is at all times solely responsible for paying any federal, state, foreign and/or local income or employment tax due with respect to the Award (including but not limited to any taxes arising under Code Section 409A), and the Company shall not be liable for any interest or penalty that the Participant incurs by failing to make timely payments of tax or otherwise. The Company shall not have any obligation to indemnify or otherwise hold the Participant harmless from any or all such taxes. The Participant further acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of the Award and/or the acquisition or disposition of the Shares subject to the Award and that he or she has been advised that he or she should consult with his or her own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

15.Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan, including but not limited to the sole authority to determine whether and to what degree the Award has been earned and vested. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement are final and binding.

16.Notices. Except as may be otherwise provided by the Plan or determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated on Schedule A (or such other address as may be designated by the Participant in a manner acceptable to the Administrator), or if to the Company, at the Company’s principal office. Notice may also be provided by electronic transmission, if and to the extent permitted by the Administrator.

17.Severability. If any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement (which shall be construed or deemed amended to conform to Applicable Law), and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

18.Restrictions on Award and Shares. The Company may impose such restrictions on the Award and any Shares or other benefits underlying the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws or other laws applicable to such Award or Shares. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company is under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company shall have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate for Shares issued pursuant to the Award, or may cause such restrictive legend or legends to be noted in some other manner if Shares are issued pursuant to the Award and held by the Participant in electronic format, in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

19.Effect of Certain Changes in Status. Notwithstanding the other terms of the Plan or this Agreement, the Participant acknowledges that the Administrator has the sole discretion to determine at any time the effect, if any, of any changes in the Participant’s status as an employee, including but not limited to a change from full-time to part-time, or vice versa, or other similar changes in the nature or scope of the Participant’s employment, on the Award (including but not limited to modifying the vesting and/or earning of the Award).

20.Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Company may at any time (subject to Code Section 409A considerations) reduce the amount of any payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to or on behalf of the Company that is or becomes due and payable and, by entering into this Agreement, the Participant shall be deemed to have consented to such reduction.

21.Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

22.Compliance with Recoupment, Ownership and Other Policies or Agreements. As a condition to the grant of this Award or receipt or retention of any Shares, the Participant agrees that (i) the Administrator may, at any time, require that the Participant comply with any compensation recovery (or “clawback”), stock ownership, stock retention or other policies or guidelines adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant, and (ii) the Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply to him or her under Applicable Law.

[Signatures of the Company and the Participant follow on Schedule A/Grant Notice]

OLD DOMINION FREIGHT LINE, INC.
2016 STOCK INCENTIVE PLAN

Restricted Stock Unit Agreement
(Performance-Based)

(Employees)

Schedule A/Grant Notice

1.Grant Terms. Pursuant to the terms and conditions of the Company’s 2016 Stock Incentive Plan, as it may hereafter be amended (the “Plan”), and the Restricted Stock Unit Agreement attached hereto (the “Agreement”), you (the “Participant”) have been granted a Restricted Stock Unit Award (the “Award”) for that number of shares of Common Stock as may be determined pursuant to Section 2 below. Unless otherwise defined herein, capitalized terms in this Schedule A shall have the same definitions as set forth in the Agreement and the Plan.

Name of Participant:
Address:
Grant Date:
Target Number of Shares Subject to Award:
Threshold Number of Shares Subject to Award:
Superior Number of Shares Subject to Award:
Maximum Number of Shares Subject to Award:
Performance Period:	January 1, [YEAR] – December 31, [YEAR]
Vesting Dates:	[GRANT DATE], [YEAR]
[GRANT DATE], [YEAR]
[GRANT DATE], [YEAR]
Performance Metric:	Annual Growth in Pre-Tax Income (as defined below).

2.Earning of Award:

(a)General.  The Award is granted to the Participant on the Grant Date set forth above and represents a right to receive some or all of the Shares (as defined in the Agreement) underlying the Award, subject to attainment of the Performance Metric (as defined below) during the Performance Period and subject to the other terms and conditions of the Plan and Agreement, including Schedule A.  The Participant may earn from 0% to [200]% of the target number of Shares subject to the Award, depending upon performance.  The Award shall not be deemed earned, and none of the Shares attributable to the Performance Metric shall be issued, unless the Performance Metric is attained at a minimum of the threshold level for the Performance Metric.  The extent to which the Performance Metric is met, and the number of Shares distributable, if any, shall be calculated with respect to the Performance Metric pursuant to the terms and conditions described in Section 3 below.  All determinations made with respect to the Performance Metric and the earning of the Award shall be made by the Administrator in its sole discretion, and the Performance Metric shall not be deemed achieved and the Award shall not be deemed earned unless and to the extent that the Administrator determines that the Award has been earned.  The Administrator shall determine the number of Shares that have been earned (if any) as soon as practicable following the completion of the Performance Period.

(b)Administrator Discretion.  Notwithstanding any other terms of the Agreement, including this Schedule A/Grant Notice, the Administrator has sole discretion to reduce or eliminate that portion of the Award that shall be deemed earned and related Shares distributable, notwithstanding the attainment of threshold, target, superior or maximum performance levels for the Performance Metric, if the Administrator so determines in its sole and absolute discretion based on such factors as the Administrator determines to be appropriate and advisable (however, it is the intention of the Administrator that it shall exercise such negative discretion only in extreme and unusual circumstances).

3.Calculation of Earning of Award.

		Number of Shares Earned at
Measure	% Weighting of Performance Metric	Threshold ([50]% of target)	Target ([100]% of target)	Superior ([150]% of target)	Maximum ([200]% of target)
Annual Growth in Pre-Tax Income	100%

Performance Metric:Annual Growth in Pre-Tax Income

Threshold: Annual Growth in Pre-Tax Income between ___% and ___%

Target:Annual Growth in Pre-Tax Income between ___% and ___%

Superior: Annual Growth in Pre-Tax Income between ___% and ___%
Maximum: Annual Growth in Pre-Tax Income greater than ___%

If, for the Performance Period, the Company achieves the threshold performance level set forth above, the Participant shall be entitled to [50]% of the target number of the Shares, subject to continued employment until the applicable Vesting Dates and the other terms and conditions described herein.

If, for the Performance Period, the Company achieves the target performance level set forth above, the Participant shall be entitled to [100]% of the target number of the Shares, subject to continued employment until the applicable Vesting Dates and the other terms and conditions described herein.

If, for the Performance Period, the Company achieves the superior performance level set forth above, the Participant shall be entitled to [150]% of the target number of the Shares, subject to continued employment until the applicable Vesting Dates and the other terms and conditions described herein.

If, for the Performance Period, the Company achieves the maximum performance level set forth above, the Participant shall be entitled to [200]% of the target number of the Shares, subject to continued employment until the applicable Vesting Dates and the other terms and conditions described herein.

4.Vesting of Award.  The Shares subject to the Award, to the extent earned, shall vest as follows, subject to the Participant’s continued employment from the Grant Date until each applicable Vesting Date (except as otherwise provided in the Plan or Section 5(b) or Section 6 of the Agreement):

(a)One-third of the Shares, to the extent earned, shall vest on the first anniversary of the Grant Date;

(b)One-third of the Shares earned shall vest on the second anniversary of the Grant Date; and

(c)One-third of the Shares earned shall vest on the third anniversary of the Grant Date.

5.Certain Definitions.  In addition to other terms defined herein, the following definitions shall apply:

(a)“Annual Growth” means the annual percentage increase in Pre-Tax Income for the Performance Period as compared to the Pre-Tax Income for the fiscal year immediately preceding the Performance Period.

(b)“Performance Metric” has the meaning given in Section 1 of this Schedule A.

(c)“Pre-Tax Income” means income before tax calculated in accordance with U.S. generally accepted accounting principles.

6.By my signature below, I, the Participant, hereby acknowledge receipt of this Schedule A/Grant Notice and the Restricted Stock Unit Agreement (the “Agreement”) effective as of the Grant Date between the Participant and Old Dominion Freight Line, Inc. (the “Company”), which is attached to this Schedule A/Grant Notice. I understand that the Schedule A/Grant Notice are incorporated by reference into the Agreement and constitute a part of the Agreement. By my signature below, I further agree to be bound by the terms of the Plan and the Agreement, including but not limited to the terms of this Schedule A/Grant Notice. The Company reserves the right to treat the Award and the Agreement as cancelled, void and of no effect if the Participant fails to return a signed copy of the Grant Notice within 30 days of receipt.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Grant Date.

OLD DOMINION FREIGHT LINE, INC.

By:

Name:

Title:

PARTICIPANT

__________________________________________

Name:

Address:

[Signature Page to Restricted Stock Unit Agreement]

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